Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes

Note 10 – Income Taxes

The Company’s quarterly tax provision and estimate of its annual effective tax rate is subject to variation due to several factors, including variability in pre-tax income (or loss), the mix of jurisdictions to which such income (or loss) relates, changes in how the Company does business, and tax law developments. The Company’s estimated effective tax rate for the year differs from the U.S. statutory rate of 21% primarily as a result of not benefiting U.S. losses as those losses are not more likely than not to be realized, as well as its foreign operations, which are subject to tax rates that differ from those in the United States.

The Company recorded an income tax expense of $36 and $0 for the three months ended March 31, 2026 and 2025, respectively.

Note 13 – Income Taxes

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

OUR BOND INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Net deferred tax items consist of the following components as of December 31, 2025 and 2024 (in thousands):

	Years Ended December 31,
	2025	2024
Deferred tax assets:
Net operating loss carryover	$19,548	$17,736
Net operating loss carryover - States	4,721	4,471
R&D credit carryforward	350	325
Stock-based compensation	500	390
R&D capitalization	2,537	2,210
Other	22	6
Deferred tax liabilities
Depreciation	(48)	(48)
Other	—	—
Valuation allowance	(27,630)	(25,090)
Net deferred tax asset	$—	$—

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income for the year ended December 31, 2025 due to the following (in thousands):

	Years Ended December 31,
	2025	2024
Book income (loss)	$(2,239)	$ (2,320)
Non deductible other expenses (M&E 50% and penalties)	1	1
State income taxes, net of federal tax benefit	(295)	(246)
Valuation allowance	2,540	2,565
	$—	$—

At December 31, 2025, the Company had net operating loss carryforwards of approximately $93 million that may be offset against future taxable income varying from the year 2025 through indefinitely. No tax benefit has been reported in the December 31, 2025, financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in future years. NOLs arising in tax years beginning in 2018 may be carried forward indefinitely.